SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund
Cornerstone Strategy Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund - Adviser Shares
Emerging Markets Fund - Institutional Shares
Treasury Money Market Trust
Managed Allocation Fund
International Fund
International Fund - Adviser Shares
International Fund - Institutional Shares
World Growth Fund
World Growth Fund - Adviser Shares
Precious Metals and Minerals Fund
Precious Metals and Minerals Fund - Adviser Shares
Precious Metals and Minerals Fund - Institutional Shares
Government Securities Fund
Government Securities Fund - Adviser Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

       07/30/2012                    /S/DANIEL S. MCNAMARA
Date: ________________              ___________________________________
                                    Daniel S. McNamara
                                    President




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                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund
Cornerstone Strategy Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund - Adviser Shares
Emerging Markets Fund - Institutional Shares
Treasury Money Market Trust
Managed Allocation Fund
International Fund
International Fund - Adviser Shares
International Fund - Institutional Shares
World Growth Fund
World Growth Fund - Adviser Shares
Precious Metals and Minerals Fund
Precious Metals and Minerals Fund - Adviser Shares
Precious Metals and Minerals Fund - Institutional Shares
Government Securities Fund
Government Securities Fund - Adviser Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


        07/30/2012               /S/ROBERTO GALINDO, JR.
Date: ________________          __________________________________
                                Roberto Galindo, Jr.
                                Treasurer